Exhibit 99.2

AUGUST 2022

1 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Agree Realty Overview (NYSE: ADC) OUR COMPANY Net lease growth REIT focused on the acquisition and development of high - quality retail properties Founded in 1971 by Executive Chairman, Richard Agree Public on the NYSE since 1994 $8.5 billion (1) retail net lease REIT headquartered in Bloomfield Hills, Michigan 1,607 retail properties totaling approximately 34 million square feet in all 48 continental states Investment grade issuer ratings of Baa1 from Moody’s and BBB from S&P RE THINK RETAIL Capitalize on distinct market positioning in the retail net lease space Focus on 21 st century industry - leading retailers through our three unique external growth platforms Leverage our real estate acumen and relationships to identify superior risk - adjusted opportunities Maintain a conservative and flexible capital structure that enables our growth trajectory Provide consistent, high - quality earnings growth and a well - covered, growing dividend As of June 30, 2022 , unless otherwise noted. (1) As of July 29, 2022.

2 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. RE THINKING RETAIL

3 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. consistency noun steadfast adherence to the same principles, course, or form [ kuh   n - sis - tuh   n - see ]

4 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of August 2, 2022, unless otherwise noted. (1) Reflects increased full - year 2022 acquisition guidance provided by the Company on August 2, 2022. (2) Proforma for the settlement of the Company’s outstanding forward equity offerings as of June 30, 2022 and the repayment of outstanding debt with the proceeds. (3) Reflect s i ncreased full - year 2022 development & PCS guidance provided by the Company on August 2, 2022. (4) Refer to footnote 1 on slide 7 for the Company’s definition of Investment Grade. Recent Highlights 3.8x Proforma Net Debt to Recurring EBITDA as of the end of Q2 2022 (2) Approximately 7.1 million shares of outstanding forward equity available at June 30 th for net proceeds of almost $476 million 54.5% of base rents acquired in Q2 2022 derived from investment grade retailers (4) Sold four assets in Q2 2022 for more than $16 million 23 development or PCS projects completed or under construction for approximately $74 million as of June 30 th Ground lease portfolio represents 13.0% of annualized base rents as of June 30 th Sold approximately 7.6 million shares of forward equity during Q2 2022 for anticipated net proceeds of approximately $515 million Raised 2022 acquisition guidance by 7% at the midpoint to $1.5 billion to $1.7 billion (1) 99 properties acquired in Q2 2022 for over $420 million Settled approximately 4.7 million shares of outstanding forward equity during Q2 2022 for net proceeds of $300 million Declared a common cash dividend of $0.234 per share for July, representing a 7.8% year - over - year increase Increased Development & PCS guidance to $75 million to $125 million commenced (3)

The Country’s Leading Retail Portfolio

6 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Agree Realty Snapshot TENANT SECTOR ANNUALIZED BASE RENT % OF TOTAL Tire and Auto Service $39.7 9.4% Grocery Stores 39.5 9.4% Home Improvement 38.9 9.2% Convenience Stores 31.1 7.4% General Merchandise 28.9 6.8% Off - Price Retail 25.7 6.1% Dollar Stores 25.3 6.0% Auto Parts 24.5 5.8% Farm and Rural Supply 20.1 4.8% Pharmacy 18.9 4.5% Other 129.3 30.6% Total $421.9 100.0% Share Price (1) $79.59 Equity Market Capitalization (1)(2) $6.4 Billion Property Count 1,607 properties Net Debt to EBITDA 5.0x / 3.8x (3) Investment Grade % (4) 67.5% TENANT / CONCEPT ANNUALIZED BASE RENT % OF TOTAL $30.3 7.2% 18.0 4.3% 16.6 3.9% 16.6 3.9% 13.0 3.1% 12.4 2.9% 12.2 2.9% 11.5 2.7% 10.9 2.6% 10.8 2.6% 10.7 2.5% 10.4 2.5% 9.9 2.4% 9.6 2.3% 9.3 2.2% 8.9 2.1% 8.3 2.0% 7.6 1.8% 7.3 1.7% Other 187.6 44.4% Total $421.9 100.0% Company Overview Tenants ($ in millions) Retail Sectors ($ in millions) As of June 30, 2022, unless otherwise noted. Any differences are a result of rounding. (1) As of July 29, 2022. (2) Reflects com mon shares and OP units outstanding multiplied by the closing price as of July 29, 2022. (3) Proforma for the settlement of the Company’s outstanding forward equity offerings as of June 30, 2022 and the repayment of outstanding debt with the proceeds. (4) Refer to footnote 1 on slide 7 for the Company’s definition of Investment Grade.

7 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. BEST - IN - CLASS RETAILERS WITH CONSERVATIVE BALANCE SHEETS Strong Investment Grade Portfolio 17% SUB - INVESTMENT GRADE 15% NOT RATED 68% INVESTMENT GRADE (1) As of June 30, 2022. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities ther eof , with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. Retail Credit Type (%ABR)

8 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. INDUSTRY - LEADERS OPERATING IN E - COMMERCE RESISTANT SECTORS National and Super - Regional Retailers 1% FRANCHISE 12% SUPER - REGIONAL 87% NATIONAL As of June 30, 2022. Any differences are a result of rounding. Retail Tenant Type (%ABR)

9 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of June 30, 2022. (1) Refer to footnote 1 on slide 7 for the Company’s definition of Investment Grade. Any differences are a result of rounding. FEE SIMPLE OWNERSHIP + SIGNIFICANT TENANT INVESTMENT Ground Lease Portfolio Breakdown Ground Lease Credit Overview (%ABR) 89% INVESTMENT GRADE (1) 8% NOT RATED 3% SUB - INVESTMENT GRADE Ground Lease Portfolio Overview 193 Properties 13.0% of total portfolio ABR 11.8 years weighted - average lease term Top Ground Lease Tenants (% ABR) 17% 14% 13% 12% 7% 7% 7% 4% 3% 2% 2%

10 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Limited Exposure to Sectors Impacted by COVID SECTOR % ABR CHANGE IN EXPOSURE SINCE 2018 (2) NOTABLE TENANTS E - COMMERCE RESISTANCE RECESSION RESISTANCE PRIVATE EQUITY SPONSORSHIP REAL ESTATE ATTRIBUTES COMMENTS Health & Fitness 1.7% HIGH YES HIGH WEAK Private equity sponsorship, proliferation of low - cost operators + single purpose boxes. 410 BPS Movie Theaters 0.9% LOW MODERATE LIMITED WEAK Single purpose boxes + online disruption = minimal exposure to leading operators. 158 BPS Entertainment Retail 0.6% HIGH MODERATE ACCELERATING MODERATE Discretionary nature = limited exposure to leading operator with strong underlying real estate. 118 BPS As of June 30, 2022, unless otherwise noted. (1) Reflects rent collections for July 2020 through July 2022, as of July 29 th , 2022. (2) Represents the change in the Company’s exposure, measured as the % of total ABR, from January 1, 2018 to June 30, 2022. THREE MOST IMPACTED SECTORS TOTAL JUST OVER 3% OF ABR At least 99% of rent payments received in each of the past twenty - five months (1)

Disciplined Investment Strategy & Active Portfolio Management

12 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Engage in consistent dialogue to understand store performance and tenant sustainability Leverage relationships to identify the best risk - adjusted opportunities Our Investment Strategy Agree leverages its three distinct investment platforms to target industry - leading retailers in e - commerce and recession resistant sectors THREE - PRONGED GROWTH STRATEGY COMPREHENSIVE REAL ESTATE SOLUTIONS FOR LEADING RETAILERS ACQUISITIONS DEVELOPMENT PARTNER CAPITAL SOLUTIONS RETAILER RELATIONSHIPS

13 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. What Has ADC Been Investing In? The retail landscape continues to dynamically evolve as market forces cause disruption and change. To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles : Focus on leading operators that have matured in omni - channel structure or those in e - commerce resistant sectors OMNI - CHANNEL CRITICAL (E - COMMERCE RESISTANCE) Emphasize a balanced portfolio with exposure to counter - cyclical sectors and retailers with strong credit profiles RECESSION RESISTANCE Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers AVOIDANCE OF PRIVATE EQUITY SPONSORSHIP Protects against unforeseen changes to our top - down investment philosophy STRONG REAL ESTATE FUNDAMENTALS & FUNGIBLE BUILDINGS

14 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. TOP - DOWN FOCUS ON LEADING RETAILERS IN THE U.S. PAIRED WITH A BOTTOMS - UP REAL ESTATE ANALYSIS Large & Fragmented Opportunity Set REAL ESTATE FUNDAMENTALS • Rents ≤ market • Fungibility of building MARKET RENTS • Limited competition • Strong market presence COMPETITION • Access • Visibility • Demographics • Major retail corridor • Strong traffic drivers RETAIL SYNERGY ADC reviewed $49 billion of opportunities since 2018 $4.8 BILLION acquired since 2018 As of June 30, 2022.

15 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of June 30, 2022. Stores counts obtained from company filings and third - party sources including Progressive Grocer, Convenien ce Store News, Forbes, Biz Journals & Petroleum and Restaurant Business Magazine. 158,000+ NET LEASE OPPORTUNITIES AND GROWING WITH BEST - IN - CLASS RETAILERS Sandbox Offers Runway for Growth General Merchandise Stores 6,900+ Auto Parts Stores 22,800+ Dollar Stores 34,500+ Farm & Rural Supply Stores 2,100+ Crafts & Novelties Stores 900+ Quick - Service Restaurants 31,600+ Equipment Rental Stores 900+ Warehouse Clubs 1,400+ Off - Price Retail Stores 5,800+ Home Improvement Stores 8,400+ Consumer Electronics Stores 1,200+ Grocery Stores 10,500+ Dealerships 200+ Convenience Stores 24,100+ Tire & Auto Service Stores 7,100+

16 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $220.1 $295.8 $336.8 $607.0 $701.4 $1.31B $1.39B $1.5B to $1.7B $14.9 $38.0 $62.7 $74.4 $32.4 $43.2 $40.0 $75.0 to $125.0 0 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 2015 2016 2017 2018 2019 2020 2021 2022E ADC HAS INVESTED $6.5 BILLION IN HIGH - QUALITY RETAIL NET LEASE PROPERTIES SINCE 2010 Ramping Investment Activity DEVELOPMENT & PCS (2) ACQUISITIONS Investment Activity ($ in millions) (1) As of June 30, 2022, unless otherwise noted. (1) Reflects full - year 2022 acquisition and development & PCS guidance provided by the Company on August 2, 2022. (2) Prior years represent development and PCS activity, completed or commenced. $

17 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $29.7M $45.8M $67.6M $67.2M $49.4M $58.0M $24.8M 2016 2017 2018 2019 2020 2021 2022 FOCUSED ON NON - CORE ASSET SALES & CAPITAL RECYCLING Active Portfolio Management As of June 30, 2022. Graph is representative and does not include all dispositions. (1) Includes Meijer’s exercise of a purch ase option totaling $3.9 million. Total Dispositions 2010 - 2022: $428 million (1) PORT ST. JOHN, FL RANCHO CORDOVA, CA MACOMB TOWNSHIP, MI OCALA, FL MICHIGAN (3) OSCODA, MI FLORIDA (2) NORTH DAKOTA (3) MINNESOTA (3) ATLANTIC BEACH, FL MT (1) & VA (1) WICHITA FALLS, TX SPRINGFIELD, IL UPLAND, CA APOPKA, FL LA (1) & PA (1) MN (2) & ND (2) MICHIGAN (3) FORT WORTH, TX OH (2) & PA (2) FLOWOOD, MS MAPLEWOOD, MN TYLER, TX BELTON, MO MI (2), NY & FL VA (3) MIDLAND, MI UT (2), ND & MT PENSACOLA, FL OH (3), WV, & VA TOPEKA, KS INDIANAPOLIS, IN KIRKLAND, WA JACKSONVILLE BEACH, FL IL (1), ND (1) & OH (1) MICHIGAN (2) ST. GEORGE, UT SC (2) & TX (1) AUSTIN, TX JACKSONVILLE, FL SC (1) & MN (1) AURORA, CO BERLIN, NJ HOUSTON, TX PORTAGE, MI (1)

Fortified Balance Sheet

19 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Leading With Our “Fortress” Balance Sheet CAPITALIZATION STATISTICS Equity Market Capitalization (2) $6.4 Billion Enterprise Value (2)(3) $8.5 Billion Total Debt to Enterprise Value 24.8% CREDIT METRICS Fixed Charge Coverage Ratio 5.1x Net Debt to Recurring EBITDA (4) 5.0x / 3.8x (5) Issuer Ratings Baa1 / BBB Ratings Outlooks Stable / Stable As of June 30, 2022, unless otherwise noted. (1) Excludes $370.0 million of borrowings outstanding under the Company’s $1.0 b ill ion Revolving Credit Facility as of June 30, 2022; assumes two 6 - month extension options are exercised. (2) As of July 29, 2022. (3) Enterprise value is calculated as the sum of net debt, the liqu ida tion value of preferred equity and equity market capitalization. (4) Reflects net debt to annualized Q2 2022 recurring EBITDA. (5) Proforma for the settlement of the Company’s outstanding forward equity off erings as of June 30, 2022 and the repayment of outstanding debt with the proceeds. Debt Maturities ($ in millions) SECURED UNSECURED 1 c 2021 PUBLIC BOND OFFERING & TERM LOAN PAYOFF EXTENDED MATURITIES AND REDUCED AVERAGE INTEREST RATE TO ~3.2% (1) $28 $4 $42 $50 $50 $410 $100 $475 $125 $300 $0 $100 $200 $300 $400 $500 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

20 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. STRONG CAPITAL MARKETS EXECUTION HAS PROVIDED AMPLE LIQUIDITY; $6.4 BILLION OF ACTIVITY SINCE 2010 Capital Markets Track Record Reflects gross proceeds for debt and equity raised through June 30, 2022. Forward equity offerings are shown in the year they we re raised, rather than settled. Capital Markets Activity ($ in millions) COMMON EQUITY UNSECURED DEBT SECURED DEBT PREFERRED EQUITY $100 $100 $100 $225 ( 30% ) $125 ( 22% ) $350 ( 26% ) $650 ( 34% ) $40 $237 $229 $531 ( 70% ) $433 ( 78% ) $988 ( 74% ) $1,095 ( 57% ) $524 (93%) $42 (7%) $175 ( 9% ) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2015 2016 2017 2018 2019 2020 2021 2022

21 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. (includes outstanding forward equity offerings) ADC HAS BEEN AT OR BELOW 4.3X PROFORMA NET DEBT TO RECURRING EBITDA SINCE 2018 Low Leverage = Strong Positioning As of June 30, 2022. Proforma Net Debt to Recurring EBTIDA deducts the Company’s outstanding forward equity offerings for eac h p eriod from the Company’s net debt for each period. PROFORMA NET DEBT TO RECURRING EBITDA NET DEBT TO RECURRING EBITDA Q4 2021 Q1 2022 Q2 2022 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q2 2019 4.4x 3.2x 5.1x 4.0x 4.5x 3.7x 4.8x 2.5x 3.5x 1.6x 4.7x 3.2x 4.8x 4.0x 4.9x 4.2x 4.5x 3.6x 4.4x 3.7x 4.9x 3.4x 5.0x 4.3x 5.0x 3.8x

22 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. DEDICATED TO SUSTAINABILITY AND GOOD CORPORATE CITIZENSHIP Agree Realty’s ESG Practices Embraces responsibility to be a good steward of the environment and to use natural resources carefully Focus on industry leading, national & super - regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world The Company’s award - winning headquarters buildings utilize green technologies including programmable thermostats, Low - E window glass, LEED HVAC systems and LED occupancy - sensored lighting ENVIRONMENTAL PRACTICES The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well - being Ongoing professional development is offered to help all team members advance their careers The Company has recently sponsored charities including Michigan Veteran's Foundation, Leader Dogs for the Blind and Kids Kicking Cancer ADC has received awards from Globe St, Crain’s Detroit Business, and Best and Brightest in Wellness recognizing its outstanding corporate culture and wellness initiatives SOCIAL RESPONSIBILITY ADC’s Board has nine directors, seven of whom are independent; five new independent directors added since 2018 The Company recently formed a Steering Committee to help guide its ESG strategy The Nominating & Governance Committee has formal oversight responsibility for the Company’s ESG program The Company adopted the Sustainability Accounting Standards Board and the Task Force on Climate - related Financial Disclosures frameworks to align our disclosures with the issues most relevant to our stakeholders CORPORATE GOVERNANCE

23 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Summary Highlights FORTIFIED BALANCE SHEET HIGHEST - QUALITY RETAIL REAL ESTATE INVESTMENT GRADE ISSUER RATINGS Robust growth trajectory MULTI - YEAR TRACK RECORD OF EXECUTION Well - covered & consistent dividend

24 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. APPENDIX

25 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Forward - Looking Statements This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward - looking statements are generally identifiable by use of forward - looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward - looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward - looking information and estimates. These forward - looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Certain factors could occur that might cause actual results to vary, including the current pandemic of the novel coronavirus, or COVID - 19, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company’s continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10 - K and subsequent quarterly reports. Except as required by law, the Company disclaims any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise. For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, copies of which may be obtained at the Investors section of the Company’s website at www.agreerealty.com . All information in this presentation is as of June 30 , 2022 , unless otherwise noted . The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations .

26 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Non - GAAP Financial Measures This presentation includes a non - GAAP financial measure, Net Debt to Recurring EBITDA, which is presented on an actual and profo rma basis. A reconciliation of this non - GAAP financial measure to the most directly comparable GAAP measure appears on the following page. The components of this ratio and their use and utility to management are described further in the section below. In addition, this presentation includes the non - GAAP measure of Annualized Base Rent (“ABR”). ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight - line basis. ABR is not, and is not intended to be, a presentation in accordance with GA AP. The Company believes annualized contractual minimum rent is useful to management, investors, and other interested parties in anal yzi ng concentrations and leasing activity. Components of Net Debt to Recurring EBITDA EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on de preciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers the non - GAAP meas ure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to , net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and opera tin g cash flow that is widely known by industry analysts, lenders and investors. The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company. Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the addback of noncash amortization of above - and below - market lease intangibles, and after adjustments for the run - rate impact of the Company's investment and disposition activity for the pe riod presented, as well as adjustments for non - recurring benefits or expenses. The Company considers the non - GAAP measure of Recurring EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net inco me or loss as a measure of the Company's operating performance. The Company considers Recurring EBITDA a key supplemental measure of the Comp any 's operating performance because it represents the Company's earnings run rate for the period presented and because it is widely fo llowed by industry analysts, lenders and investors. Our Recurring EBITDA may not be comparable to Recurring EBITDA reported by other c omp anies that have a different interpretation of the definition of Recurring EBITDA. Our ratio of net debt to Recurring EBITDA is used by m ana gement as a measure of leverage and may be useful to investors in understanding the Company’s ability to service its debt, as well as ass ess the borrowing capacity of the Company. Our ratio of net debt to Recurring EBITDA is calculated by taking annualized Recurring EBITDA and d ivi ding it by our net debt per the consolidated balance sheet. Net Debt The Company defines Net Debt as total debt less cash, cash equivalents and cash held in escrows. The Company considers the no n - GAAP measure of Net Debt to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. Th e Company considers Net Debt a key supplemental measure because it provides industry analysts, lenders and investors useful information in understanding our financial condition. The Company’s calculation of Net Debt may not be comparable to Net Debt reported by other REITs that in terpret the definition differently than the Company. The Company presents Net Debt on both an actual and proforma basis, assuming the Antic ipated Net Proceeds from Outstanding Forwards are used to pay down debt. The Company believes the proforma measure may be useful to inve sto rs in understanding the potential effect of the Anticipated Net Proceeds from Outstanding Forwards on the Company’s capital structu re, its future borrowing capacity, and its ability to service its debt. Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018, the Company has utilized forward sale agreements to sell shares of common stock. Selling common stock through forward sale agreements enables the Company to set the price of such sha res upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net p roc eeds by the Company. Given the Company’s frequent use of forward sale agreements, the Company considers the non - GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capital structure and le verage. The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outstanding under forward sale agr eem ents at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively.

27 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Net Debt to Recurring EBITDA Reconciliation Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Income $18,722 $20,781 $22,744 $21,370 $25,424 $21,416 $23,760 $30,278 $22,461 $36,830 $33,306 $36,289 $36,130 Interest expense, net 7,455 8,352 9,730 9,670 8,479 10,158 11,791 11,653 12,549 13,066 13,111 13,931 15,512 Income tax expense 195 184 328 259 260 306 260 1,009 485 390 517 719 698 Depreciation of rental real estate assets 8,276 8,866 9,563 10,402 11,316 12,669 13,980 15,292 16,127 17,019 18,293 19,470 21,299 Amortization of lease intangibles - in - place leases and leasing costs 2,496 2,965 3,453 3,621 4,170 4,523 5,567 6,050 6,905 7,310 8,116 8,924 10,550 Non - real estate depreciation 64 66 89 109 121 135 144 147 156 159 156 167 101 Provision for impairment 1,193 0 0 0 1,128 2,868 141 0 0 0 1,919 1,015 0 (Gain) loss on sale of assets, net (2,949) (2,597) (4,333) (1,645) (4,952) (970) (437) (3,062) (6,753) (3,470) (1,826) (2,285) 8 EBITDAre $35,452 $38,617 $41,574 $43,786 $45,947 $51,105 $55,206 $61,367 $51,930 $71,304 $73,592 $78,230 $84,298 Run - Rate Impact of Investment, Disposition & Leasing Activity $1,641 $2,782 $1,435 $1,160 $3,015 $5,093 $3,973 $4,175 $3,939 $3,491 $3,372 $4,654 $4,104 Amortization of above (below) market lease intangibles, net 3,225 3,381 3,618 3,809 3,779 3,964 4,333 4,756 5,260 6,615 7,654 8,178 8,311 Other expense (income) 0 0 0 0 (23) 0 0 0 14,614 0 0 0 0 Recurring EBITDA $40,318 $44,780 $46,627 $48,755 $52,717 $60,162 $63,512 $70,298 75,743 $81,410 $84,618 $91,062 $96,713 Annualized Recurring EBITDA $161,272 $179,120 $186,508 $195,020 $210,868 $240,648 $254,048 $281,192 302,972 $325,640 $338,472 $364,248 $386,852 Total Debt $739,166 $931,867 $876,115 $1,026,111 $783,878 $1,153,642 $1,225,433 $1,371,238 $1,543,040 $1,542,839 $1,702,635 $1,862,428 $1,954,467 Cash, cash equivalents and cash held in escrows (22,429) (10,802) (42,157) (92,140) (36,384) (16,230) (7,955) (7,369) (188,381) (102,808) (45,250) (25,766) (27,107) Net Debt $716,737 $921,065 $833,958 $933,971 $747,494 $1,137,412 $1,217,478 $1,363,869 $1,354,659 $1,440,031 $1,657,385 $1,836,662 $1,927,360 Net Debt to Recurring EBITDA 4.4x 5.1x 4.5x 4.8x 3.5x 4.7x 4.8x 4.9x 4.5x 4.4X 4.9X 5.0X 5.0x Anticipated Net Proceeds from Outstanding Forwards $199,900 $197,356 $144,676 $437,765 $411,062 $376,396 $203,211 $189,577 $258,749 $226,455 $519,183 $262,940 $475,768 Proforma Net Debt 516,837 723,709 689,282 496,206 336,432 $761,016 $1,014,267 $1,174,291 $1,095,909 $1,213,576 $1,138,202 $1,573,722 $1,451,592 Proforma Net Debt to Recurring EBITDA 3.2x 4.0x 3.7x 2.5x 1.6x 3.2x 4.0x 4.2x 3.6x 3.7X 3.4X 4.3X 3.8x

28 © 20 22 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. CONTACT PETER COUGHENOUR Chief Financial Officer (248) 737 - 4190 peter@agreerealty.com